SMALL COMPANY INDEX PORTFOLIO

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

SMALL COMPANY INDEX PORTFOLIO

SUPPLEMENT DATED OCTOBER 26, 2011 TO

SUMMARY PROSPECTUS DATED APRIL 1, 2011

Northern Trust Investments, Inc. is scheduled to increase the expense reimbursement it provides to the Small Company Index Portfolio effective as of January 1, 2012. This increase in expense reimbursement will have the effect of reducing the Total Annual Fund Operating Expenses paid by investors. The following chart illustrates the increase in expense reimbursement:

Portfolio	Total Annual Fund Operating Expenses After Expense Reimbursement	Operating Expense Reduction	Total Annual Fund Operating Expenses After Expense Reimbursement Effective 1/1/2012
Small Company Index
Class A	0.31%	-0.16%	0.15%

The new contractual expense reimbursement arrangement is expected to continue from implementation until at least December 31, 2012.

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional	NIF SPT SCIP	(10/11)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS